SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  September 30, 2002
                                                  ------------------



                   LADENBURG THALMANN FINANCIAL SERVICES INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Florida               1-15799                        65-0701248
----------------------------  ----------------               ------------------
(State or Other Jurisdiction  (Commission File               (IRS Employer
    of Incorporation)              Number)                   Identification No.)



590 Madison Avenue, 34th Floor, New York, New York              10022
--------------------------------------------------            ---------
(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) Effective September 30, 2002, Ladenburg Thalmann Financial Services Inc. ("Company") dismissed PricewaterhouseCoopers LLP as its independent accountants.

                  (ii) The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Company's Audit Committee participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through September 30, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

                  (v) During the two most recent fiscal years and through September 30, 2002, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                  (vi) The Company requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Company engaged Eisner LLP as its new independent accountants as of September 30, 2002. During the two most recent fiscal years and through September 30, 2002, the Company has not consulted with Eisner LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1 Letter from PricewaterhouseCoopers LLP dated October 2, 2002.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 2, 2002


                                 LADENBURG THALMANN FINANCIAL SERVICES INC.


                                 By:  /s/ Victor M. Rivas
                                    --------------------------------------
                                    Name:  Victor M. Rivas
                                    Title: President and Chief Executive Officer